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                                                                      EXHIBIT 23



                       CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement
(Form S-8 No. 33-55276 and Form S-8 No. 333-08267) pertaining to the Open
Market Stock Purchase Plan of MAIC Holdings, Inc. of our report dated February 6, 1997, with respect to the consolidated financial statements and schedules of MAIC Holdings, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1996.

                                        Ernst & Young LLP


Birmingham, Alabama
March 19, 1997